UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09891

DREYFUS PREMIER OPPORTUNITY FUNDS
- Dreyfus Premier Health Care Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	04/30

Date of reporting period:	10/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
Health Care Fund

SEMIANNUAL REPORT October 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Health Care Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Health Care Fund, covering the six-month period from May 1, 2004, through October 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Matthew Jenkin.

The Federal Reserve Board has raised short-term interest rates three times since the beginning of the summer, the rate of corporate earnings growth appears to have slowed dramatically and high energy prices threaten to erode the rate of economic growth.Though these factors may suggest the U.S. economy is moving toward a new phase of the business cycle, we believe the current economic cycle still favors higher-quality stocks, which currently offer favorable relative and absolute valuations. If inflation remains subdued, as we expect, higher-quality bonds also may benefit, despite the likelihood of further moves by the Fed toward higher short-term interest rates.

Of course, the specific investments that may be right for you in today’s economic and market environment depend on your current needs, future goals, tolerance for risk and the composition of your overall portfolio.As always, your financial advisor may be in the best position to recommend the specific asset classes and investments that will satisfy your financial needs most effectively.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Matthew Jenkin, Portfolio Manager

How did Dreyfus Premier Health Care Fund perform relative to its benchmark?

For the six-month period ended October 31, 2004, the fund produced total returns of –3.86% for Class A shares, –4.27% for Class B shares, –4.34% for Class C shares, –3.78% for Class R shares and –4.11% for Class T shares.1 In comparison, the fund’s benchmark, the Goldman Sachs Health Care Index (the “Index”), produced a –7.71% total return, and the broader stock market, as measured by the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), provided a 2.96% total return for the same period.2,3

Health care stocks lost value for the reporting period overall, primarily due to poor returns from large pharmaceutical companies.The major U.S. drug producers were hurt by the safety recall of a major drug, intensifying competitive pressures from generic drug manufacturers and perceptions that relatively few new products were under development. However, because we de-emphasized large U.S. drug companies and instead focused on better-performing health care service providers, the fund’s performance was better versus the Index.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation by investing at least 80% of its assets in the stocks of health care and health care-related companies. These companies may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, personal care or cosmetics; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of health care facilities.

In choosing stocks, we first analyze the health care sectors, focusing on trends affecting health care spending, as well as changes in government regulation, technology, products and services. Based on this analysis, the fund may overweight or underweight certain health care sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Using fundamental analysis, we then seek companies within these sectors that have strong industry positions in major product lines, attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth.

What other factors influenced the fund’s performance?

Although the broad stock market as measured by the S&P 500 Index rose modestly over the reporting period, health care stocks generally lagged the averages.We believe the health care sector’s results were held back primarily by declines among large U.S. pharmaceutical companies, which investors punished in the wake of Merck & Co.’s recall of Vioxx. In addition, investors were discouraged by perceptions that the major U.S. drug companies have few new “blockbuster” drugs under development and fears that revenues from existing products may be eroded by competition from cheaper generic drugs.These concerns led us to limit the fund’s exposure to large pharmaceutical stocks, enabling the fund to avoid the full brunt of their weakness. In contrast, the fund’s holdings of other U.S. pharmaceutical companies, such as Schering-Plough, contributed positively to the fund’s performance, as Schering-Plough restructured its businesses in the wake of previous problems.

The fund’s performance also benefited from its relatively light position in large hospital management companies, which were hurt during the reporting period by pricing pressures and sluggish admission trends. Instead, we allocated a relatively high percentage of the fund’s assets to health care services companies, an area that includes nursing homes. The fund’s nursing home holdings, such as Mariner Health Care, benefited from the resolution of improving malpractice litigation and strong Medicare and Medicaid reimbursement rates. Mariner Health care’s stock also benefited from a leveraged buy-out at a substantial premium to the stock’s then-prevailing price.

On the other hand, the fund’s returns from the medical technology and managed care areas detracted from its overall performance. In the medical technology sub-sector, unfortunate timing in the sale of coated-stent manufacturer Boston Scientific hurt results. While the managed care area fared relatively well, the fund’s relatively light exposure to the sub-sector prevented it from participating fully in its gains.

4

We also reduced the fund’s exposure to specialty pharmaceutical companies, which we believed were vulnerable to a deteriorating pricing environment and heightened competition. However, this position had relatively little impact on the fund’s overall performance for the reporting period.

What is the fund’s current strategy?

Toward the end of the reporting period, we began to increase the fund’s exposure to large U.S. drug companies toward a range we considered to be in line with that of the Index.Although we have not yet detected any substantial improvement in drug makers’ business fundamentals, their stocks have declined to more attractive valuations and, in our judgment, these companies may benefit from a potentially favorable regulatory environment during President Bush’s second term.We have continued to proceed cautiously in the specialty pharmaceutical and managed care areas, but we recently have identified potential opportunities among drug distributors whose valuations, we believe, have fallen to unusually low levels compared to historical norms.

November 15, 2004

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 30, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: GOLDMAN SACHS & CO. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Goldman Sachs Health Care Index is a capitalization-
weighted index designed as a benchmark for U.S.-traded securities in the health care sector.The index includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products.Total returns are calculated on a month-end basis.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Health Care Fund from May 1, 2004 to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.16	$ 11.84	$ 11.84	$ 6.97	$ 9.38
Ending value (after expenses)	$961.40	$957.30	$956.60	$962.20	$958.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.39	$ 12.18	$ 12.18	$ 7.17	$ 9.65
Ending value (after expenses)	$1,016.89	$1,013.11	$1,013.11	$1,018.10	$1,015.63

† Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for Class C, 1.41% for Class R and 1.90% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2004 (Unaudited)

Common Stocks—95.5%	Shares	Value ($)

Biotechnology—18.2%
Amgen	4,200 [a]	238,560
Amylin Pharmaceuticals	1,900 [a]	40,470
Biogen Idec	1,500 [a]	87,240
Corgentech	2,700 [a]	51,489
Elan, ADR	1,200 [a]	30,960
Encysive Pharmaceuticals	6,500 [a]	56,745
Genzyme	2,000 [a]	104,940
Gilead Sciences	2,200 [a]	76,186
Immunicon	2,300 [a]	19,539
Impax Laboratories	2,000 [a]	29,520
Nabi Biopharmaceuticals	2,200 [a]	30,470
Sepracor	700 [a]	32,151
Serologicals	1,200 [a,b]	28,380
Telik	2,000 [a]	36,900
Theravance	2,300 [a]	39,031
		902,581
Distribution Services—.7%
Fisher Scientific International	600 [a]	34,416
Diversified Commercial Service—.7%
Charles River Laboratories International	700 [a]	32,753
Diversified Manufacturing—1.3%
Thermo Electron	1,000 [a]	29,000
Varian	1,000 [a]	36,480
		65,480
Generic Drugs—1.3%
IVAX	3,550 [a]	64,255
Health Industry Services—4.0%
Covance	1,900 [a]	75,468
HEALTHSOUTH	7,900 [a]	43,213
IDX Systems	700 [a]	23,475
Rotech Healthcare	2,600 [a]	55,510
		197,666
Hospital Management—4.9%
Beverly Enterprises	8,400 [a]	72,996
Community Health Systems	1,400 [a]	37,548
DaVita	2,450 [a]	72,569

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Common Stocks (continued)	Shares	Value ($)

Hospital Management (continued)
LifePoint Hospitals	1,000 [a]	32,420
Mariner Health Care	1,000 [a]	29,100
		244,633
Major Pharmaceuticals—33.3%
Abbott Laboratories	3,800	161,994
AstraZeneca, ADR	2,400	98,880
Bone Care International	1,500 [a]	34,448
Bristol-Myers Squibb	4,500	105,435
Hospira	1,800 [a]	57,438
Johnson & Johnson	4,700	274,386
Eli Lilly & Co.	800	43,928
Novartis, ADR	5,700	273,657
Pfizer	7,500	217,125
Sanofi-Aventis, ADR	2,700	98,550
Schering-Plough	9,100	164,801
Wyeth	2,950	116,967
		1,647,609
Managed Health Care—7.9%
Anthem	250 [a]	20,100
Magellan Health Services	700 [a]	26,180
PacifiCare Health Systems	700 [a]	24,934
Pharmaceutical HOLDRs Trust	3,100	217,372
Sierra Health Services	500 [a]	23,860
UnitedHealth Group	500	36,200
Valeant Pharmaceuticals International	1,800	43,200
		391,846
Medical Distributors—.9%
Akorn	10,400 [a]	42,640
Medical Electronics—4.4%
Medtronic	4,300	219,773
Medical Specialties—7.9%
Bard (C.R.)	700	39,760
Becton, Dickinson & Co.	400	21,000
Dade Behring Holdings	300 [a]	16,887
Guidant	1,600	106,592
HealthExtras	3,000 [a]	42,810

8

Common Stocks (continued)	Shares	Value ($)

Medical Specialties (continued)
Kinetic Concepts	500 [a]	24,915
St. Jude Medical	700 [a]	53,599
Sybron Dental Specialties	800 [a]	26,056
Zimmer Holdings	800	62,072
		393,691
Medical/Dental Distributors—.9%
PSS World Medical	3,900 [a]	43,933
Medical/Nursing Services—1.2%
Genesis Healthcare Ventures	800 [a]	24,544
LCA-Vision	1,200	35,298
		59,842
Other Pharmaceuticals—3.6%
Allergan	500	35,780
First Horizon Pharmaceutical	1,200 [a]	29,496
Medicis Pharmaceutical, Cl. A	1,500	61,005
Teva Pharmaceutical Industries, ADR	2,000	52,000
		178,281
Personal Services—.8%
Gentiva Health Services	2,400 [a]	40,716
Precision Instruments—.8%
Waters	1,000 [a]	41,290
Real Estate Investment Trusts—2.7%
BioMed Realty Trust	2,200	39,996
OMEGA Healthcare Investors	4,700	52,969
Ventas	1,500	40,350
		133,315
Total Common Stocks
(cost $4,333,144)		4,734,720

	Principal
Short-Term Investments—9.4%	Amount ($)	Value ($)

U.S.Treasury Bills;
1.57%, 11/18/2004	252,000	251,806
1.66%, 11/26/2004	212,000	211,751
Total Short-Term Investments
(cost $463,569)		463,557

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $26,400)	26,400 [c]	26,400

Total Investments (cost $4,823,113)	105.4%	5,224,677
Liabilities, Less Cash and Receivables	(5.4%)	(267,457)
Net Assets	100.0%	4,957,220

[a] Non-income producing.
[b] A portion of this securitiy is on loan.At October 31, 2004, the total market value of the fund’s security on loan is
$26,015 and the total market value of the collateral held by the fund is $26,400.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Major Pharmaceuticals	33.3	Medical Specialties	7.9
Biotechnology	18.2	Hospital Management	4.9
Short-Term/		Medical Electronics	4.4
Money Market Investments	9.9	Other	18.9
Managed Health Care	7.9		105.4

† Based on net assets
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan
valued at $26,015)—Note 1(b):
Unaffiliated issuers	4,796,713	5,198,277
Affiliated issuers	26,400	26,400
Cash		14,627
Receivable for investment securities sold		200,847
Receivable for shares of Beneficial Interest subscribed		6,800
Dividends and interest receivable		2,972
Prepaid expenses		35,659
Due from The Dreyfus Corporation and affiliates—Note 3(c)		3,192
		5,488,774

Liabilities ($):
Payable for investment securities purchased		478,366
Liability for securities on loan—Note 1(b)		26,400
Accrued expenses		26,788
		531,554

Net Assets ($)		4,957,220

Composition of Net Assets ($):
Paid-in capital		4,758,281
Accumulated investment (loss)—net		(19,081)
Accumulated net realized gain (loss) on investments		(183,544)
Accumulated net unrealized appreciation
(depreciation) on investments		401,564

Net Assets ($)		4,957,220

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	2,667,628	848,418	370,320	1,042,843	28,011
Shares Outstanding	198,536	64,139	28,031	77,333	2,108

Net Asset Value
Per Share ($)	13.44	13.23	13.21	13.49	13.29

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2004 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $83 foreign taxes withheld at source)	20,694
Interest	682
Income from securities lending	226
Total Income	21,602
Expenses:
Management fee—Note 3(a)	21,148
Professional fees	25,281
Registration fees	24,106
Shareholder servicing costs—Note 3(c)	11,745
Prospectus and shareholders’ reports	6,325
Distribution fees—Note 3(b)	3,864
Custodian fees—Note 3(c)	2,683
Trustees’ fees and expenses—Note 3(d)	476
Interest expense	49
Miscellaneous	2,915
Total Expenses	98,592
Less—expense reimbursement from
The Dreyfus Corporation due to undertaking—Note 3(a)	(57,219)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(168)
Net Expenses	41,205
Investment (Loss)—Net	(19,603)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(154,604)
Net unrealized appreciation (depreciation) on investments	(1,093)
Net Realized and Unrealized Gain (Loss) on Investments	(155,697)
Net (Decrease) in Net Assets Resulting from Operations	(175,300)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2004	Year Ended
	(Unaudited)	April 30, 2004

Operations ($):
Investment (loss)—net	(19,603)	(20,024)
Net realized gain (loss) on investments	(154,604)	402,465
Net unrealized appreciation
(depreciation) on investments	(1,093)	223,428
Net Increase (Decrease) in Net Assets
Resulting from Operations	(175,300)	605,869

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	915,005	843,352
Class B shares	405,192	553,673
Class C shares	138,139	254,328
Class R shares	23,623	1,008,345
Class T shares	2,101	22,942
Cost of shares redeemed:
Class A shares	(569,890)	(541,951)
Class B shares	(111,355)	(9,256)
Class C shares	(19,240)	(15,202)
Class R shares	(5,216)	(10)
Class T shares	—	(1)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	778,359	2,116,220
Total Increase (Decrease) in Net Assets	603,059	2,722,089

Net Assets ($):
Beginning of Period	4,354,161	1,632,072
End of Period	4,957,220	4,354,161
Undistributed investment income (loss)—net	(19,081)	522

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	October 31, 2004	Year Ended
	(Unaudited)	April 30, 2004

Capital Share Transactions:
Class A [a]
Shares sold	66,944	64,285
Shares redeemed	(41,483)	(40,866)
Net Increase (Decrease) in Shares Outstanding	25,461	23,419

Class B [a]
Shares sold	30,344	41,983
Shares redeemed	(8,365)	(620)
Net Increase (Decrease) in Shares Outstanding	21,979	41,363

Class C
Shares sold	10,520	19,726
Shares redeemed	(1,456)	(1,231)
Net Increase (Decrease) in Shares Outstanding	9,064	18,495

Class R
Shares sold	1,795	75,812
Shares redeemed	(367)	(1)
Net Increase (Decrease) in Shares Outstanding	1,428	75,811

Class T
Shares sold	156	1,840

a During the period ended October 31, 2004, 84 Class B shares representing $1,090 were automatically converted to 83 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
October 31, 2004			Year Ended April 30,

Class A Shares	(Unaudited)	2004	2003 [a]	2002 [b]

Per Share Data ($):
Net asset value, beginning of period	13.98	10.80	12.15	12.50
Investment Operations:
Investment (loss)—net [c]	(.05)	(.09)	(.07)	(.08)
Net realized and unrealized
gain (loss) on investments	(.49)	3.27	(1.24)	(.27)
Total from Investment Operations	(.54)	3.18	(1.31)	(.35)
Distributions:
Dividends from net realized
gain on investments	—	—	(.04)	—
Net asset value, end of period	13.44	13.98	10.80	12.15

Total Return (%)	(3.86)[d,e]	29.32[d]	(10.68)[d]	(2.80)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05[e]	8.73	4.47	5.92[e]
Ratio of net expenses to average net assets	.83[e]	1.65	1.65	1.38[e]
Ratio of net investment (loss)
to average net assets	(.36)[e]	(.67)	(.63)	(.61)[e]
Portfolio Turnover Rate	49.58[e]	174.50	260.62	201.04[e]

Net Assets, end of period ($ x 1,000)	2,668	2,420	1,616	1,705

[a]	The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated
Class A shares.
[b]	From June 29, 2001 (commencement of operations) to April 30, 2002.
[c]	Based on average shares outstanding at each month end.
[d]	Exclusive of sales charge.
[e]	Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	October 31, 2004	Year Ended April 30,

Class B Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.82	10.77	10.65
Investment Operations:
Investment (loss)—net [b]	(.11)	(.20)	(.06)
Net realized and unrealized
gain (loss) on investments	(.48)	3.25	.22
Total from Investment Operations	(.59)	3.05	.16
Distributions:
Dividends from net realized
gain on investments	—	—	(.04)
Net asset value, end of period	13.23	13.82	10.77

Total Return (%) [c]	(4.27)[d]	28.20	1.62[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.52[d]	7.27	2.24[d]
Ratio of net expenses to average net assets	1.21[d]	2.40	1.10[d]
Ratio of net investment (loss)
to average net assets	(.75)[d]	(1.47)	(.73)[d]
Portfolio Turnover Rate	49.58[d]	174.50	260.62

Net Assets, end of period ($ x 1,000)	848	583	9

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	October 31, 2004	Year Ended April 30,

Class C Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.81	10.77	10.65
Investment Operations:
Investment (loss)—net [b]	(.11)	(.19)	(.07)
Net realized and unrealized
gain (loss) on investments	(.49)	3.23	.23
Total from Investment Operations	(.60)	3.04	.16
Distributions:
Dividends from net realized
gain on investments	—	—	(.04)
Net asset value, end of period	13.21	13.81	10.77

Total Return (%) [c]	(4.34)[d]	28.11	1.62[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.48[d]	6.88	2.30[d]
Ratio of net expenses to average net assets	1.21[d]	2.40	1.10[d]
Ratio of net investment (loss)
to average net assets	(.74)[d]	(1.45)	(.68)[d]
Portfolio Turnover Rate	49.58[d]	174.50	260.62

Net Assets, end of period ($ x 1,000)	370	262	5

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	October 31, 2004	Year Ended April 30,

Class R Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.01	10.82	10.65
Investment Operations:
Investment (loss)—net [b]	(.03)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	(.49)	3.23	.23
Total from Investment Operations	(.52)	3.19	.21
Distributions:
Dividends from net realized
gain on investments	—	—	(.04)
Net asset value, end of period	13.49	14.01	10.82

Total Return (%)	(3.78)[c]	29.36	2.09[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87[c]	4.12	1.83[c]
Ratio of net expenses to average net assets	.71[c]	1.40	.64[c]
Ratio of net investment (loss)
to average net assets	(.24)[c]	(.34)	(.20)[c]
Portfolio Turnover Rate	49.58[c]	174.50	260.62

Net Assets, end of period ($ x 1,000)	1,043	1,063	1

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

18

	Six Months Ended
	October 31, 2004	Year Ended April 30,

Class T Shares	(Unaudited)	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.86	10.80	10.65
Investment Operations:
Investment (loss)—net [b]	(.09)	(.12)	(.05)
Net realized and unrealized
gain (loss) on investments	(.48)	3.18	.24
Total from Investment Operations	(.57)	3.06	.19
Distributions:
Dividends from net realized
gain on investments	—	—	(.04)
Net asset value, end of period	13.29	13.86	10.80

Total Return (%) [c]	(4.11)[d]	28.33	1.81[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34[d]	5.60	2.05[d]
Ratio of net expenses to average net assets	.96[d]	1.90	.87[d]
Ratio of net investment (loss)
to average net assets	(.49)[d]	(.86)	(.43)[d]
Portfolio Turnover Rate	49.58[d]	174.50	260.62

Net Assets, end of period ($ x 1,000)	28	27	1

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Health Care Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors.Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income,expenses (other than expenses attributable to a specific class),and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2004, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 36,184 Class A shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the portfolio’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the funds Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are pur-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

chased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Global Securities Lending, an affiliate of Dreyfus or the Manager, the fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid

22

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2004 was approximately $5,400, with a related weighted average annualized interest rate of 1.77% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until April 30, 2005, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $57,219 during the period ended October 31, 2004.

During the period ended October 31, 2004, the Distributor retained $2,285 and $10 from commissions earned on sales of the fund’s Class A and T shares, respectively, and $416 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2004, Class B, Class C and Class T shares were charged $2,718, $1,112 and $34, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2004, Class A, Class B, Class C and Class T shares were charged $3,254, $906, $371 and $34, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2004, the fund was charged $1,710 pursuant to the transfer agency agreement.

24

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2004, the fund was charged $2,683 pursuant to the custody agreement.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $3,727, Rule 12b-1 distribution plan fees $741, shareholder services plan fees $815, custodian fees $707 and transfer agency per account fees $680, which are offset against an expense reimbursement currently in effect in the amount of $9,862.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) During the period ended October 31, 2004, the portfolio incurred total brokerage commissions of $12,546, of which $54 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2004, amounted to $2,602,848 and $2,257,861, respectively.

At October 31, 2004, accumulated net unrealized appreciation on investments was $401,564, consisting of $452,457 gross unrealized appreciation and $50,893 gross unrealized depreciation.

At October 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a pur-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

26

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Health Care Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2004 Dreyfus Service Corporation

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER OPPORTUNITY FUNDS
- Dreyfus Premier Health Care Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date: December 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date: December 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date: December 28, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)